INCOME TAX	6 Months Ended	12 Months Ended
	Jun. 30, 2020	Dec. 31, 2019
INCOME TAX

15. Income Taxes

For the three and six months ended June 30, 2020 and 2019, the Company recorded no income tax benefit or expense based upon the estimated annual effective tax rate of 0.0% for each period. The estimated annual effective tax rate for each period was driven by year-to-date net losses for each period along with the expectation of continued losses for the remainder of the years. The gain related to the Recapitalization Transaction was excluded from the estimated annual effective tax rate calculation for the 2020 period as it is considered a discrete item. The Company reversed a portion of the valuation allowance based on the net operating loss expected to be used, in order to offset Seller’s taxable gain related to the Recapitalization Transaction.

The Company is subject to state income tax in Colorado, which is the location of its corporate office, but did not incur any income tax expense related to Colorado due to continued net operating losses. The Company is subject to mining taxes in Nevada, which are classified as income taxes as such taxes are based on a percentage of mining profits, but did not incur any mining tax expense due to continued mining losses. The Company is not subject to foreign income taxes as all of the Company’s operations and properties are located within the United States.

As of December 31, 2019, the Company had $256.5 million of net deferred tax assets, which were primarily comprised of net operating losses and disallowed interest expense under IRC Sec. 163(j). The Company recorded a full valuation allowance of $256.5 million against its net deferred tax assets.

Immediately prior to the Recapitalization Transaction, Seller had estimated net deferred tax assets of approximately $267.8 million, which were primarily comprised of net operating losses and offset by a full valuation allowance. As a result of the Recapitalization Transaction, Seller, which sold all of its issued and outstanding equity interests of its direct subsidiaries and substantially all of its other assets, to Acquisition Sub, which also assumed substantially all of the liabilities of Seller, had a taxable gain and cancellation of indebtedness of approximately $95.0 million before considering Seller’s net operating loss carryforwards. In connection with the Recapitalization Transaction, Seller used approximately $19.9 million of its deferred tax assets to offset the taxable gain in full, resulting in remaining net deferred tax assets of approximately $247.9 million immediately after the Recapitalization Transaction. The remaining net deferred tax assets balance of Seller did not transfer to the Company as a result of the Recapitalization Transaction. For U.S. tax purposes, the sale of Seller’s disregarded subsidiaries interests and other assets was considered a sale of assets. The acquired assets have a carryover basis for US GAAP purposes and the Company has stepped up the fair market value basis in the assets acquired for tax purposes, resulting in the Company having estimated net deferred tax assets of $94.2 million at June 30, 2020. The Company recorded a full valuation allowance of approximately $94.2 million as of June 30, 2020 against the net deferred tax assets, which were determined more likely than not to not be realized.

As necessary, the Company provides a reserve against the benefits of uncertain tax positions taken in its tax filings that are more likely than not to not be sustained upon examination. Based on the weight of available evidence, the Company does not believe it has taken any uncertain tax positions that require the establishment of a reserve. The Company has not recorded any interest or penalties related to income tax liabilities as of June 30, 2020.

14.  Income Taxes

The Company’s loss before income taxes was attributable solely to domestic operations in the United States. The components of the Company’s income tax expense (benefit) were as follows (in thousands):

	Year Ended December 31,
	2019	2018
Current:
Federal	$—	$145
Deferred:
Federal	(24,609)	(18,842)
Change in valuation allowance	24,609	18,842
Income tax benefit	$—	$145

The following table provides a reconciliation of income taxes computed at the United States federal statutory tax rate of 21% in 2019 and 2018 to the income tax provision (in thousands):

	Year Ended December 31,
	2019	2018
Loss before income taxes	$(98,895)	$(55,658)
United States statutory income tax rate	21%	21%
Income tax (benefit) at United States statutory income tax rate	$(20,768)	$(11,688)
Change in valuation allowance	24,609	18,842
Return to provision adjustment	(2,624)	(7,029)
Tax rate changes	(1,028)	—
State tax benefit	(195)	—
Other	6	20
Income tax benefit	$—	$145

For the year ended December 31, 2019, the effective tax rate was driven by an increase in the valuation allowance of $24.6 million that was partially offset by adjustments related to the apportionment of taxable loss to the state of Colorado. The apportionment of taxable loss caused return to provision adjustments of $2.6 million, rate change adjustments of $1.0 million and state tax benefits of $0.2 million.

For the year ended December 31, 2018, the effective tax rate was driven by return to provision adjustments of $7.0 million. The largest adjustment was related to the deferred tax asset for reorganization costs, which was not previously recorded. Additionally, the income tax receivable that was recorded during the year ended December 31, 2017 was eliminated during 2018 as a result of attribute reduction, which caused an income tax expense of $0.1 million for the year ended December 31, 2018.

The components of the Company’s deferred tax assets are as follows (in thousands):

	December 31,
	2019	2018
Net operating loss	$146,382	$126,143
Plant, equipment, and mine development	60,840	65,760
Interest expense carryforward	24,369	10,590
Inventories	12,289	17,163
Reorganization costs	7,701	7,437
Assets held-for-sale	3,149	3,106
Asset retirement obligation	927	1,225
Other liabilities	609	490
Stock-based compensation	257	—
Credits and other	(6)	(6)
Valuation allowance	(256,517)	(231,908)
Total net deferred tax assets	$—	$—

Based on the weight of evidence available as of both December 31, 2019, and 2018, which included recent operating results, future projections, and historical inability to generate operating cash flow, the Company concluded that it was more likely than not that the benefit of its net deferred tax assets would not be realized and, as such, recorded a full valuation allowance of $256.5 million and $231.9 million, respectively, against its net deferred tax assets.

The Company had net operating loss carryovers as of December 31, 2019 of $683.7 million for federal income tax and financial statement purposes. The Company also had net operating loss carryovers as of December 31, 2019 of $76.3 million for state income tax and financial statement purposes. Historical differences between the federal income tax purposes and financial statement purposes amounts were eliminated through fresh start accounting. Substantially all of the Company’s net operating loss carryovers expire in years 2036 through 2039. Additional analysis of the Internal Revenue Code (“IRC”) section 382 limitations will be done upon the release of the valuation allowance and could result in a change to the value of the net operating losses.

The Company believes that the benefits of uncertain tax positions recorded in the calculation of the current year income tax benefit and on prior year tax returns did not exceed benefits calculated using the more likely than not threshold. As a result, the Company has not recorded any income tax reserves or related interest or penalties for the year ended December 31, 2019. With limited exception, the Company is no longer subject to U.S. federal income tax audits by taxing authorities for tax years 2015 and prior; however, net operating loss and credit carryforwards from all years are subject to examinations and adjustments for at least three years following the year in which the attributes are used.

Mudrick Capital Acquisition Corporation [Member]
INCOME TAX

7.    INCOME TAX

The Company’s net deferred tax assets are as follows:

	December 31,	December 31,
	2019	2018
Deferred tax asset
Organizational costs/Startup expenses	$227,930	$86,012
Total deferred tax assets	227,930	86,012
Valuation allowance	(227,930)	(86,012)
Deferred tax asset, net of allowance	$—	$—

The income tax provision consists of the following:

	Year Ended	Year Ended
	December 31,	December 31,
	2019	2018
Federal
Current	$899,804	$555,449
Deferred	(141,918)	(86,012)

State
Current	—	—
Deferred	—	—
Change in valuation allowance	141,918	86,012
Income tax provision	$899,804	$555,449

As of December 31, 2019, the Company had no U.S. federal and state net operating loss carryovers (“NOLs”) available to offset future taxable income. In accordance with Section 382 of the Internal Revenue Code, deductibility of the Company’s NOLs may be subject to an annual limitation in the event of a change in control as defined under the regulations.

In assessing the realization of the deferred tax assets, management considers whether it is more likely than not that some portion of all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which temporary differences representing net future deductible amounts become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income and tax planning strategies in making this assessment. After consideration of all of the information available, management believes that significant uncertainty exists with respect to future realization of the deferred tax assets and has therefore established a full valuation allowance. For the years ended December 31, 2019 and 2018, the change in the valuation allowance was $141,918 and $86,012, respectively.

A reconciliation of the federal income tax rate to the Company’s effective tax rate at December 31, 2019 sand 2018 is as follows:

	Year Ended	Year Ended
	December 31,	December 31,
	2019	2018
Statutory federal income tax rate	21.0%	21.0%
State taxes, net of federal tax benefit	0.0%	0.0%
True-ups	0.6%	0.0%
Change in valuation allowance	4.0%	3.8%
Income tax provision	25.6%	24.8%

The Company files income tax returns in the U.S. federal jurisdiction and in various state and local jurisdictions and is subject to examination by the various taxing authorities. The Company considers New York to be a significant state tax jurisdiction.